As filed with the Securities and Exchange Commission on May 7, 1998
                                                     Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM S-3
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                             ----------------------

                              ENGELHARD CORPORATION
             (Exact name of Registrant as specified in its charter)


           Delaware                                   22-1586002
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)
                            -------------------------

                                 101 Wood Avenue
                            Iselin, New Jersey 08830
                                 (732) 205-5000
               (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)


                             Arthur A. Dornbusch, II
                  Vice President, General Counsel and Secretary
                              Engelhard Corporation
                                 101 Wood Avenue
                            Iselin, New Jersey 08830
                                 (732) 205-5000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            -------------------------

                        Copies of all communications to:

                              James J. Clark, Esq.
                             Cahill Gordon & Reindel
                                 80 Pine Street
                            New York, New York 10005
                                 (212) 701-3000
                            -------------------------

Approximate date of commencement of proposed sale to public: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. / /

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box./ /

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-04389

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /


                         CALCULATION OF REGISTRATION FEE


----------------------------------------------------------------------------------------------------------------------
                                                                          Proposed Maximum

                                                 Amount to be      Offering Price       Aggregate         Amount of
Title of Each Class of Securities to be           Registered     Per Debt Security      Price (3)     Registration Fee
Registered                                            (1)               (2)                                  (4)
------------------------------------------------

Debt Securities...............................    $20,000,000           100%           $20,000,000         $5,900
----------------------------------------------------------------------------------------------------------------------

This Registration Statement shall become effective upon filing with the Commission in accordance with Rule 462 (b) under the Securities Act of 1933




(1) There is being registered hereunder up to $20,000,000 aggregate initial offering price of Debt Securities.

(2) The proposed maximum offering price per Debt Security will be determined, from time to time, by the Registrant in connection with the issuance by the Registrant of the Debt Securities registered hereunder.

(3)  Estimated solely for purposes of computing the registration fee.

(4) The registration fee has been calculated in accordance with Rule 457(o) under the Securities Act of 1933, as amended, and reflects the offering price rather than the principal amount of any Debt Securities issued at a discount.

                              --------------------


                                EXPLANATORY NOTE

     This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3, both as promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-04389) filed by Engelhard Corporation with the Securities and Exchange Commission on May 23, 1996, which was declared effective by the Commission on July 18, 1996, are incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Engelhard Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Iselin, State of New Jersey, on the 7th day of May , 1998.

                              ENGELHARD CORPORATION


                              By:   /s/ Arthur A. Dornbusch, II
                                    ---------------------------------
                                    Arthur A. Dornbusch, II


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                    Date
---------                                       -----                                    ----

             *                          Chairman, Chief Executive Officer and         May 7, 1998
-----------------------------------     Director (Principal Executive Officer)
        Orin R. Smith

/s/ Thomas P. Fitzpatrick               Vice President and Chief Financial Officer    May 7, 1998
-----------------------------------     (Principal Financial Officer)
    Thomas P. Fitzpatrick

  /s/ David C. Wajsgras                 Controller (Principal Accounting Officer)     May 7, 1998
-----------------------------------
      David C. Wajsgras

             *                          Director                                      May 7, 1998
-----------------------------------
      Linda G. Alvarado

             *                          Director                                      May 7, 1998
-----------------------------------
      Marion H. Antonini

             *                          Director                                      May 7, 1998
-----------------------------------
        Anthony W. Lea

             *                          Director                                      May 7, 1998
-----------------------------------
    William R. Loomis, Jr.

             *                          Director                                      May 7, 1998
-----------------------------------
       James V. Napier

             *                          Director                                      May 7, 1998
-----------------------------------
        Norma T. Pace

    /s/ Barry W. Perry                  Director                                      May 7, 1998
------------------------------------
        Barry W. Perry

Signature                                       Title                                    Date
---------                                       -----                                    ----


                     *                  Director                                      May 7, 1998
-------------------------------------
        Reuben F. Richards

               *                        Director                                      May 7, 1998
-------------------------------------
          Henry R. Slack

               *                        Director                                      May 7, 1998
-------------------------------------
        Douglas G. Watson



*By:     /s/ Arthur A. Dornbusch, II
         ----------------------------------
         Arthur A. Dornbusch, II
         Attorney-in-Fact

               EXHIBIT INDEX TO REGISTRATION STATEMENT ON FORM S-3


       Exhibit No.     Exhibit

  *         5.1        Opinion of Cahill Gordon & Reindel.

  *        23.1        Consent of Cahill Gordon & Reindel (included in
                       Exhibit 5.1)

  *        23.2        Consent of Coopers & Lybrand L.L.P.

           24.1 Powers of Attorney (Filed as Exhibit 24.1 to the Registration Statement on Form S-3 of the
                       Company (File No. 333-04389) and incorporated by reference herein)

--------------------

*        Filed herewith.